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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2018 (November 12, 2018)

EQT Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-3551 (Commission File Number)	25-0464690 (I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania (Address of principal executive offices)	15222 (Zip Code)

Registrant's telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Separation Agreements

        On November 12, 2018, in connection with the Separation and the Distribution (each as defined below), EQT Corporation (EQT) entered into several agreements with Equitrans Midstream Corporation (ETRN) that govern the relationship of the parties following the Distribution, including the following:

  •
  Separation and Distribution Agreement

  •
  Transition Services Agreement

  •
  Tax Matters Agreement

  •
  Employee Matters Agreement

  •
  Shareholder and Registration Rights Agreement

        A summary of the material terms of each of these agreements can be found in the section entitled "Certain Relationships and Related Person Transactions" in the Information Statement, dated October 26, 2018, included as Exhibit 99.1 to this Current Report on Form 8-K. Such summaries are incorporated by reference into this Item 1.01 and are qualified in their entirety by reference to the Separation and Distribution Agreement, the Transition Services Agreement, the Tax Matters Agreement, the Employee Matters Agreement and the Shareholder and Registration Rights Agreement filed as Exhibits 2.1, 2.2, 2.3, 2.4 and 4.1, respectively, to this Current Report on Form 8-K, each of which is incorporated by reference into this Item 1.01.

Indemnification Agreements

        The text under the heading "Indemnification Agreements" in Item 5.02 below is incorporated by reference into this Item 1.01.

Item 1.02.    Termination of a Material Definitive Agreement.

        In connection with the Separation and the Distribution, on November 12, 2018, the Omnibus Agreement, dated July 2, 2012 (as amended, the Omnibus Agreement), by and among EQT, EQM Midstream Partners, LP and EQM Midstream Services, LLC, was terminated. Certain indemnification obligations of EQM Midstream Partners, LP and EQT under the Omnibus Agreement remain in effect following the termination. Pursuant to the Separation and Distribution Agreement, ETRN will generally be responsible for such surviving obligations of EQT.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

        On November 12, 2018, EQT completed the previously announced separation of its midstream business from its upstream business (the Separation). The Separation was effected by the transfer of the midstream business from EQT to ETRN and the distribution of 80.1% of the outstanding shares of ETRN common stock to EQT's shareholders (the Distribution). EQT's shareholders of record as of the close of business on November 1, 2018 (the Record Date) were entitled to receive 0.80 shares of ETRN common stock for every one share of EQT common stock held as of the close of business on the Record Date. EQT did not distribute fractional shares of ETRN common stock in the Distribution. Fractional shares that EQT's shareholders would have otherwise been entitled to receive are being aggregated and sold in the public market by the distribution agent. The aggregate net cash proceeds of these sales will be distributed ratably to those shareholders who would otherwise have been entitled to receive fractional shares, in accordance with the Separation and Distribution Agreement. EQT retained 19.9% of the outstanding shares of ETRN common stock.

        As a result of the Distribution, ETRN is now an independent public company trading under the ticker symbol ETRN on the New York Stock Exchange.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

        As previously disclosed in EQT's Current Reports on Form 8-K filed with the Securities and Exchange Commission (the Commission) on August 9, 2018 and September 4, 2018, in connection with and effective as of the Distribution, the following individuals became executive officers of EQT in the capacity set forth in the table below:

Robert J. McNally	President and Chief Executive Officer
Jimmi Sue Smith	Senior Vice President and Chief Financial Officer
Jeffery C. Mitchell	Chief Accounting Officer

        Robert J. McNally, age 47, has served as Senior Vice President and Chief Financial Officer of EQT since March 2016, and in March 2017 he assumed additional management responsibilities for the Business Development, Facilities, Information Technology, Innovation, and Procurement functions. Mr. McNally has served as director and Senior Vice President and Chief Financial Officer of the general partners of EQM Midstream Partners, LP and EQGP Holdings, LP from March 2016 to October 2018. He also served as a director and Senior Vice President and Chief Financial Officer of the general partner of RM Partners LP (a master limited partnership acquired by EQT through its acquisition of Rice Energy Inc.) from November 2017 to July 2018.

        Jimmi Sue Smith, age 46, has served as EQT's Chief Accounting Officer since September 2016. Ms. Smith served as Vice President and Controller of EQT's midstream and commercial businesses from March 2013 to September 2016 and as Vice President and Controller of the midstream business from January 2013 through March 2013. Ms. Smith also served as Chief Accounting Officer of the general partners of EQM Midstream Partners, LP and EQGP Holdings, LP from September 2016 to October 2018, and served as the Chief Accounting Officer of the general partner of RM Partners, LP, from November 2017 to July 2018.

        Jeffery C. Mitchell, age 46, has served as Vice President and Controller of EQT's production business since March 2015. Mr. Mitchell served as Corporate Director, Internal Audit of EQT, from March 2013 to March 2015, and as Corporate Director, Internal Audit and Financial Risk of EQT, from October 2011 to March 2013.

Resignation of Officers

        As previously disclosed in EQT's Current Report on Form 8-K filed with the Commission on October 25, 2018, in connection with the Distribution, the following individuals resigned from their respective positions listed below, effective as of immediately prior to the Distribution:

David L. Porges	Director, Interim President and Chief Executive Officer
Thomas F. Karam	Director, Senior Vice President and President, Midstream
Charlene Petrelli	Vice President and Chief Human Resources Officer

Appointment of Directors

        As previously disclosed in EQT's Current Report on Form 8-K filed with the Commission on October 25, 2018, in connection with and effective as of the Distribution, Robert J. McNally, Christina A. Cassotis, William M. Lambert, Gerald F. "Jerry" MacCleary and Anita M. Powers were each appointed as a member of EQT's board of directors.

        Christina A. Cassotis, age 54, has served as Chief Executive Officer of Allegheny County Airport Authority since 2015. Previously she served as Managing Officer, Airports, of SH&E from 2003 to 2014. Ms. Cassotis has served as a director of S&T Bancorp, Inc. since June 2017, is a member of the board for Visit Pittsburgh, and is a member of the International Aviation Womens Association.

        William M. Lambert, age 60, has served as Non-Executive Chairman of the Board of MSA Safety, Inc. (MSA) since June 2018. Mr. Lambert served as Chairman of the Board from 2015 to June 2018 and as President and Chief Executive Officer of MSA from May 2008 to June 2018. Mr. Lambert began his career at MSA as an engineer in 1981 and has experience in R&D, product line management, marketing, and executive management. He has served as a director of MSA since 2007 and has served as a director of Kennametal, Inc. and on the board's Audit and Nominating and Corporate Governance Committees since 2016.

        Gerald F. "Jerry" MacCleary, age 64, has served as Chief Executive Officer and Chairman of Covestro LLC, formerly Bayer Material Science since February 2018. Previously, Mr. MacCleary served as president of Covestro's North American division from 2012 to 2017; senior vice president of the Polyurethane Business Group, North America from 2004 to 2017; senior vice president, performance systems marketing from 2003 to 2004; and from 1999, he directed North American product management as vice president of the plastics division. Mr. MacCleary joined Bayer in 1979 as an accountant before moving into a technical sales role in the plastics division. Mr. MacCleary serves as chairman of the American Chemistry Council's Executive Committee, as well as a director on several boards, including the National Association of Manufacturers and on the Executive Committee for the Society of Chemical Industry. Mr. MacCleary will serve on EQT's Audit Committee.

        Anita M. Powers, age 63, served as vice president of Occidental Petroleum Corporation, and as executive vice president of exploration and geosciences for Occidental Oil and Gas Corporation, from 2009 until her retirement in 2017. Previously, Ms. Powers served as vice president of worldwide exploration from 2006 to 2009. Prior to 2006, she served as director of worldwide geoscience; vice president of exploration of Colombia; and chief geologist for worldwide exploration. Ms. Powers joined Occidental in 1979 and held various roles of increasing responsibility, working both onshore and offshore in the United States and internationally. Since 2017, Ms. Powers has served as a director of California Resources Corporation and as a member of its Health, Safety and Environmental Committee.

        In addition, in connection with and effective as of the Distribution, James E. Rohr, formerly the Lead Independent Director of EQT's board of directors, became the Chairman of EQT's board of directors.

Actions Relating to Confidentiality, Non-Solicitation and Non-Competition Agreements

        Effective as of the Distribution, the Confidentiality, Non-Solicitation and Non-Competition Agreement (the Non-Compete Agreement) between EQT and each of Mr. McNally and certain other executives was amended pursuant to an amendment by and among EQT, ETRN and such executive in order to clarify how the Non-Compete Agreement applies following the Distribution. Under the amendment, the post-termination non-competition and non-solicitation periods set forth in the Non-Compete Agreement will commence (a) upon the Distribution with respect to ETRN and its subsidiaries and (b) upon the applicable executive's termination of employment with EQT with respect to EQT and its subsidiaries. In the event that EQT and ETRN engage in activities that are competitive with each other, the non-competition covenant will not apply to such activities. The amendment provides that, if the executive's employment with EQT is terminated involuntarily by EQT without "cause" or voluntarily for "good reason," as such terms are defined in the Non-Compete Agreement, prior to the executive's receipt of an equity award in respect of 2019 (which is expected to occur on or about January 1, 2019), in addition to the other severance benefits provided by the Non-Compete Agreement, the executive will receive a cash payment equal to the target value of the award that would have been granted to the executive had he or she remained employed with EQT, subject to the executive's compliance with the Non-Compete Agreement.

        The foregoing summary is qualified in its entirety by reference to the form of amendment to the Non-Compete Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.02.

        On November 13, 2018, EQT entered into an amended and restated Non-Compete Agreement with Ms. Smith in connection with the Distribution and her appointment as Senior Vice President and Chief Financial Officer. The terms of Ms. Smith's Non-Compete Agreement are substantially the same as those included in the amended Non-Compete Agreement with Mr. McNally, as described in EQT's proxy statement on Schedule 14A filed on April 27, 2018 and this Current Report on Form 8-K, except that Ms. Smith's Non-Compete Agreement (a) does not provide for the payment of a cash amount in respect of her 2019 equity award if her employment terminates prior to the receipt of such an award and (b) provides that, if she becomes eligible for severance thereunder, such severance would be in lieu of any severance payable under EQT's Severance Pay Plan.

        The foregoing summary is qualified in its entirety by reference to the amended and restated Non-Compete Agreement with Ms. Smith filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.02.

Indemnification Agreements

        On November 12, 2018, in connection with the Separation and the Distribution, EQT entered into an indemnification agreement with each of Christina A. Cassotis, William M. Lambert, Gerald F. "Jerry" MacCleary, Jeffery C. Mitchell and Anita M. Powers (each an Indemnitee). Each of the indemnification agreements is substantially in the form filed as Exhibit 10.18 to EQT's Annual Report on Form 10-K for the year ended December 31, 2008 and included as Exhibit 10.3 to this Current Report on Form 8-K (Form Indemnification Agreement).

        Each of the indemnification agreements provides that the Indemnitee will be protected as promised in EQT's Amended and Restated Bylaws (EQT Bylaws) (regardless of, among other things, any amendment to or revocation of the EQT Bylaws or any change in the composition of EQT's board of directors or an acquisition transaction relating to EQT) and advanced expenses to the fullest extent of the law and as set forth in the indemnification agreement. Each of the indemnification agreements also provides, to the extent insurance is maintained, for the continued coverage of the Indemnitee under EQT's director and officer insurance policies. Each of the indemnification agreements, among other things and subject to certain limitations, indemnifies and holds harmless the Indemnitee against any and all reasonable expenses, including fees and expenses of counsel, and any and all liability and loss, including judgments, fines, ERISA, excise taxes or penalties and amounts paid or to be paid in settlement, incurred or paid by the Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether or not by or in the right of the corporation or otherwise, in which the Indemnitee is, was or at any time becomes a party, or is threatened to be made a party or is involved by reason of the fact that the Indemnitee is or was EQT's director or officer or is or was serving at EQT's request as a director, officer, employee, trustee or representative of another corporation or enterprise.

        The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Form Indemnification Agreement, which is incorporated by reference into Item 1.01 and this Item 5.02.

Item 7.01    Regulation FD Disclosure.

        A copy of the press release issued by EQT on November 13, 2018 announcing completion of the Separation and the Distribution is attached hereto as Exhibit 99.2.

        The information provided in this Item 7.01, including the accompanying Exhibit 99.2, shall be deemed "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by EQT pursuant to the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01    Financial Statements and Exhibits.

(b)
Pro Forma Financial Information

        The unaudited pro forma condensed consolidated financial information of EQT giving effect to the Separation and the Distribution, and the related notes thereto is attached hereto as Exhibit 99.3.

(d)
Exhibits.

        The following are filed as exhibits to this report:

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of November 12, 2018, by and among EQT Corporation, Equitrans Midstream Corporation and, solely for certain limited purposes therein, EQT Production Company.
2.2	Transition Services Agreement, dated as of November 12, 2018, by and between EQT Corporation and Equitrans Midstream Corporation.
2.3	Tax Matters Agreement, dated as of November 12, 2018, by and between EQT Corporation and Equitrans Midstream Corporation.
2.4	Employee Matters Agreement, dated as of November 12, 2018, by and between EQT Corporation and Equitrans Midstream Corporation.
4.1	Shareholder and Registration Rights Agreement, dated as of November 12, 2018, by and between EQT Corporation and Equitrans Midstream Corporation.
10.1	Form of Amendment of Confidentiality, Non-Solicitation and Non-Competition Agreement.
10.2	Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of November 12, 2018, by and between EQT Corporation and Jimmi Sue Smith.
10.3
Form of Indemnification Agreement between EQT Corporation and each executive officer and each outside director (incorporated herein by reference to Exhibit 10.18 to EQT Corporation's Annual Report on Form 10-K for the year ended December 31, 2008).
99.1	Information Statement of Equitrans Midstream Corporation, dated October 26, 2018 (incorporated herein by reference to Exhibit 99.1 to EQT's Current Report on Form 8-K dated October 26, 2018).
99.2	EQT Corporation press release dated November 13, 2018.
99.3	Unaudited pro forma condensed consolidated financial information

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION
By:	/s/ JIMMI SUE SMITH Jimmi Sue Smith Senior Vice President and Chief Financial Officer

Date: November 13, 2018

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 1.02. Termination of a Material Definitive Agreement.
  Item 2.01. Completion of Acquisition or Disposition of Assets.
  Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 7.01 Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES